SUPPLEMENT TO THE PROSPECTUS

Supplement dated June 13, 2024, to the Prospectus dated February 28, 2024.

MFS® Inflation-Adjusted Bond Fund

Effective August 1, 2024, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information":

Portfolio Manager	Since	Title
Jake Stone	August 2024	Investment Officer of MFS

Effective August 1, 2024, the following is added to the table in the sub-section entitled "Portfolio Manager(s)" under the main heading entitled "Management of the Fund":

Portfolio Manager	Primary Role	Five Year History
Jake Stone	Portfolio Manager	Employed in the investment area of MFS since 2018

IAB-SUP-I-061324